Quarterly Holdings Report
for

Fidelity® Series International Credit Fund

March 31, 2020

SUN-QTLY-0520
1.9882624.102

Schedule of Investments March 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 63.7%
		Principal Amount(a)	Value
Argentina - 0.6%
YPF SA 8.5% 3/23/21 (Reg. S)		$950,000	$630,978
Bailiwick of Jersey - 0.9%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	650,000	911,862
Denmark - 7.4%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	880,000	887,559
1.375% 5/24/22 (Reg. S)	EUR	450,000	486,932
2.25% 1/14/28 (Reg. S) (b)	GBP	705,000	808,866
5% 1/12/22 (c)		1,000,000	1,023,868
5.375% 1/12/24 (Reg. S)		1,250,000	1,281,750
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	2,762,000	2,990,080
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	440,421

TOTAL DENMARK			7,919,476

Estonia - 0.3%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	260,000	291,007
France - 5.9%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	400,000	427,811
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,700,000	1,843,161
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	876,046
2.125% 10/16/26 (Reg. S)	EUR	1,800,000	1,676,637
2.75% 4/13/23 (Reg. S)	EUR	700,000	738,600
RCI Banque SA 1.125% 1/15/27 (Reg. S)	EUR	780,000	715,741

TOTAL FRANCE			6,277,996

Germany - 6.7%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	450,000	347,395
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	2,500,000	2,570,508
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	3,100,000	3,352,988
1.625% 1/20/27 (Reg. S)	EUR	1,000,000	926,981

TOTAL GERMANY			7,197,872

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (b)	EUR	250,000	173,470
Ireland - 2.6%
AIB Group PLC 1.875% 11/19/29 (Reg. S) (b)	EUR	500,000	496,184
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (b)	EUR	800,000	815,437
3.125% 9/19/27 (Reg. S) (b)	GBP	650,000	784,588
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		702,000	642,330

TOTAL IRELAND			2,738,539

Italy - 2.1%
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (b)	EUR	1,050,000	921,081
6.572% 1/14/22 (c)		1,350,000	1,375,065

TOTAL ITALY			2,296,146

Luxembourg - 4.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	928,894
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	360,000	394,138
1.75% 3/12/29 (Reg. S)	EUR	1,100,000	1,091,522
2% 2/15/24 (Reg. S)	EUR	400,000	436,673
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	1,260,000	1,283,454
Millicom International Cellular SA 6.625% 10/15/26 (c)		185,000	173,900

TOTAL LUXEMBOURG			4,308,581

Mexico - 3.0%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	550,000	537,216
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	442,913
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	100,000	90,162
3.625% 11/24/25 (Reg. S)	EUR	390,000	320,044
3.75% 2/21/24 (Reg. S)	EUR	2,050,000	1,807,343

TOTAL MEXICO			3,197,678

Netherlands - 2.6%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		1,000,000	973,364
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (b)		250,000	249,390
Petrobras Global Finance BV 5.093% 1/15/30 (c)		439,000	397,295
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	490,000	424,230
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	305,452	330,372
1.25% 3/31/23 (Reg. S)	EUR	450,000	434,818

TOTAL NETHERLANDS			2,809,469

Portugal - 0.5%
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (b)	EUR	500,000	489,473
Sweden - 1.7%
Heimstaden Bostad AB 1.125% 1/21/26	EUR	650,000	687,328
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	1,060,000	1,145,622

TOTAL SWEDEN			1,832,950

Switzerland - 6.3%
Credit Suisse Group AG:
3.25% 4/2/26 (Reg. S) (b)	EUR	100,000	113,895
4.194% 4/1/31 (b)(c)		250,000	256,096
5.75% 9/18/25 (Reg. S) (b)	EUR	800,000	865,849
6.5% 8/8/23 (Reg. S)		2,500,000	2,536,450
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	2,765,000	2,988,528

TOTAL SWITZERLAND			6,760,818

United Kingdom - 8.6%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	500,000	504,279
2.625% 11/11/25 (Reg. S) (b)	EUR	900,000	962,891
3.932% 5/7/25 (b)		200,000	191,936
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	295,000	339,359
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,222,073
John Lewis PLC 6.125% 1/21/25	GBP	1,094,000	1,300,128
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	750,000	800,564
Nationwide Building Society 3.622% 4/26/23 (b)(c)		355,000	352,922
Rolls-Royce PLC 3.375% 6/18/26	GBP	1,390,000	1,645,055
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	150,000	172,548
4.5% 9/7/23 (Reg. S)	GBP	350,000	370,177
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		350,000	78,947
Vodafone Group PLC 6.25% 10/3/78 (Reg. S) (b)		200,000	195,848

TOTAL UNITED KINGDOM			9,136,727

United States of America - 10.3%
BAT Capital Corp. 4.7% 4/2/27		109,000	111,155
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		1,100,000	1,142,752
CEMEX Finance LLC 4.625% 6/15/24	EUR	445,000	467,478
Citigroup, Inc. 4.3% 11/20/26		192,000	203,019
Ford Motor Credit Co. LLC:
3.087% 1/9/23		570,000	513,000
4.535% 3/6/25	GBP	200,000	198,146
5.584% 3/18/24		1,815,000	1,683,413
General Electric Co.:
0.375% 5/17/22	EUR	100,000	105,560
1.25% 5/26/23	EUR	125,000	132,282
Goldman Sachs Group, Inc. 4.25% 10/21/25		1,013,000	1,064,987
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	900,000	934,677
Morgan Stanley:
3.95% 4/23/27		362,000	377,151
4.35% 9/8/26		600,000	646,571
Reynolds American, Inc. 4.45% 6/12/25		2,957,000	3,011,259
Time Warner Cable, Inc. 4.5% 9/15/42		475,000	446,509

TOTAL UNITED STATES OF AMERICA			11,037,959

TOTAL NONCONVERTIBLE BONDS
(Cost $75,635,016)			68,011,001

U.S. Government and Government Agency Obligations - 0.1%
U.S. Treasury Obligations - 0.1%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)		$64,000	$79,928
5% 5/15/37 (d)(e)		50,000	82,133
			162,061
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $125,927)			162,061

Foreign Government and Government Agency Obligations - 2.9%
Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	$1,220,000	$1,340,492
United Kingdom - 1.6%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (Reg. S) (d)(e)	GBP	758,000	1,097,662
1.75% 1/22/49(Reg. S) (e)	GBP	405,000	623,275

TOTAL UNITED KINGDOM			1,720,937

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $3,065,805)			3,061,429

Preferred Securities - 27.9%
Australia - 0.9%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(f)		1,100,000	934,946
Canada - 0.6%
Bank of Nova Scotia 4.65% (b)(f)		800,000	611,000
Denmark - 0.5%
Danske Bank A/S 5.875% (Reg. S) (b)(f)	EUR	220,000	231,858
ORSTED A/S 1.75% (Reg. S) (b)(f)	EUR	350,000	342,003

TOTAL DENMARK			573,861

France - 2.5%
BNP Paribas SA 6.125% (b)(f)	EUR	500,000	510,091
Danone SA 1.75% (Reg. S) (b)(f)	EUR	1,300,000	1,377,394
EDF SA 5.25% (Reg. S) (b)(f)		800,000	772,000

TOTAL FRANCE			2,659,485

Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	1,400,000	1,360,703
Ireland - 0.4%
AIB Group PLC 5.25% (Reg. S) (b)(f)	EUR	550,000	473,362
Italy - 0.6%
Assicurazioni Generali SpA 6.416% (b)(f)	GBP	500,000	590,281
Luxembourg - 3.8%
CPI Property Group SA 4.375% (Reg. S) (b)(f)	EUR	650,000	666,603
Eurofins Scientific SA 2.875% (Reg. S) (b)(f)	EUR	1,080,000	1,102,445
Grand City Properties SA 3.75% (b)(f)	EUR	900,000	944,860
TLG Finance SARL 3.375% (Reg. S) (b)(f)	EUR	1,300,000	1,337,510

TOTAL LUXEMBOURG			4,051,418

Netherlands - 7.3%
AerCap Holdings NV 5.875% 10/10/79 (b)		1,050,000	724,500
Deutsche Annington Finance BV 4% (Reg. S) (b)(f)	EUR	300,000	327,561
Generali Finance BV 4.596% (Reg. S) (b)(f)	EUR	200,000	216,168
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (f)	EUR	660,000	655,508
Telefonica Europe BV:
2.502% (Reg. S) (b)(f)	EUR	600,000	567,852
2.625% (Reg. S) (b)(f)	EUR	900,000	927,713
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(f)	EUR	1,395,000	1,445,377
2.7%(Reg. S) (b)(f)	EUR	1,900,000	1,941,155
3.75% (b)(f)	EUR	950,000	1,011,084

TOTAL NETHERLANDS			7,816,918

Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(f)	EUR	600,000	559,170
Sweden - 2.2%
Heimstaden Bostad AB 3.248% (Reg. S) (b)(f)	EUR	1,500,000	1,335,888
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (b)(f)	EUR	650,000	618,614
4.625% (Reg. S) (b)(f)	EUR	400,000	425,719

TOTAL SWEDEN			2,380,221

Switzerland - 1.9%
Credit Suisse Group AG 7.5% (Reg. S) (b)(f)		1,650,000	1,588,125
UBS AG 5.125% 5/15/24 (Reg. S)		200,000	200,000
UBS Group AG 7% (Reg. S) (b)(f)		200,000	192,700

TOTAL SWITZERLAND			1,980,825

United Kingdom - 5.4%
Aviva PLC 6.125% (b)(f)	GBP	1,900,000	2,300,555
Barclays Bank PLC 7.625% 11/21/22		1,780,000	1,820,940
Barclays PLC 7.125% (b)(f)	GBP	200,000	210,804
HSBC Holdings PLC:
5.25% (b)(f)	EUR	505,000	491,521
6% (Reg. S) (b)(f)	EUR	200,000	205,047
Lloyds Banking Group PLC 5.125% (b)(f)	GBP	840,000	776,785

TOTAL UNITED KINGDOM			5,805,652

TOTAL PREFERRED SECURITIES
(Cost $34,464,339)			29,797,842
		Shares	Value

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.29% (g)
(Cost $2,381,873)		2,381,201	2,381,916

Purchased Swaptions - 0.4%
	Expiration Date	Notional Amount	Value
Put Options - 0.4%
Option with an exercise rate of 5.125% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	4/15/20	EUR 8,450,000	302,664
Option with an exercise rate of 5.375% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	4/15/20	EUR 3,050,000	92,896

TOTAL PUT OPTIONS			395,560

TOTAL PURCHASED SWAPTIONS
(Cost $375,457)			395,560
TOTAL INVESTMENT IN SECURITIES - 97.2%
(Cost $116,048,417)			103,809,809
NET OTHER ASSETS (LIABILITIES) - 2.8%(h)			2,940,478
NET ASSETS - 100%			$106,750,287

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	8	June 2020	$741,125	$1,789	$1,789
TME 10 Year Canadian Note Contracts (Canada)	34	June 2020	3,554,864	171,089	171,089
TOTAL BOND INDEX CONTRACTS					172,878
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2	June 2020	277,375	7,840	7,840
CBOT 2-Year U.S. Treasury Note Contracts (United States)	14	June 2020	3,085,359	57,285	57,285
CBOT 5-Year U.S. Treasury Note Contracts (United States)	48	June 2020	6,017,250	244,404	244,404
CBOT Long Term U.S. Treasury Bond Contracts (United States)	11	June 2020	1,969,688	176,836	176,836
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	36	June 2020	5,617,125	407,451	407,451
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	18	June 2020	3,993,750	432,931	432,931
TOTAL TREASURY CONTRACTS					1,326,747

TOTAL PURCHASED					1,499,625

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	8	June 2020	1,192,985	8,561	8,561
ICE Long Gilt Contracts (United Kingdom)	3	June 2020	507,485	(8,128)	(8,128)

TOTAL SOLD					433

TOTAL FUTURES CONTRACTS					$1,500,058

The notional amount of futures purchased as a percentage of Net Assets is 23.6%

The notional amount of futures sold as a percentage of Net Assets is 1.6%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	99,061	GBP	80,000	State Street Bank and Trust Co	4/1/20	$(307)
AUD	106,000	USD	62,596	JPMorgan Chase Bank, N.A.	5/14/20	2,616
AUD	56,000	USD	34,367	Goldman Sachs Bank USA	5/14/20	85
CAD	94,000	USD	69,169	JPMorgan Chase Bank, N.A.	5/14/20	(2,344)
CAD	441,000	USD	312,361	JPMorgan Chase Bank, N.A.	5/14/20	1,147
EUR	209,000	USD	237,316	BNP Paribas SA	5/14/20	(6,422)
EUR	800,000	USD	909,536	BNP Paribas SA	5/14/20	(25,732)
EUR	338,000	USD	382,268	Bank of America, N.A.	5/14/20	(8,860)
EUR	652,000	USD	725,641	JPMorgan Chase Bank, N.A.	5/14/20	(5,340)
EUR	873,000	USD	949,711	JPMorgan Chase Bank, N.A.	5/14/20	14,741
EUR	188,000	USD	203,060	JPMorgan Chase Bank, N.A.	5/14/20	4,634
EUR	147,000	USD	160,114	JPMorgan Chase Bank, N.A.	5/14/20	2,285
EUR	181,000	USD	208,092	State Street Bank and Trust Co	5/14/20	(8,131)
EUR	655,000	USD	702,273	State Street Bank and Trust Co	5/14/20	21,343
EUR	61,000	USD	65,231	State Street Bank and Trust Co	5/14/20	2,159
EUR	2,409,000	USD	2,655,224	Citibank, N.A.	5/14/20	6,133
GBP	580,000	USD	743,394	BNP Paribas SA	5/14/20	(22,341)
GBP	230,000	USD	297,898	Citibank, N.A.	5/14/20	(11,963)
GBP	62,000	USD	72,722	Citibank, N.A.	5/14/20	4,356
GBP	71,000	USD	93,273	Goldman Sachs Bank USA	5/14/20	(5,007)
GBP	171,000	USD	211,575	Goldman Sachs Bank USA	5/14/20	1,011
GBP	466,000	USD	543,253	Goldman Sachs Bank USA	5/14/20	36,075
GBP	117,000	USD	145,591	Goldman Sachs Bank USA	5/14/20	(138)
GBP	503,000	USD	647,517	JPMorgan Chase Bank, N.A.	5/14/20	(22,191)
GBP	71,000	USD	87,066	JPMorgan Chase Bank, N.A.	5/14/20	1,201
GBP	69,000	USD	89,323	State Street Bank and Trust Co	5/14/20	(3,543)
GBP	236,000	USD	285,737	State Street Bank and Trust Co	5/14/20	7,657
GBP	199,000	USD	231,869	State Street Bank and Trust Co	5/14/20	15,526
GBP	72,000	USD	89,241	State Street Bank and Trust Co	5/14/20	269
GBP	490,000	USD	609,340	Royal Bank of Canada	5/14/20	(174)
USD	64,141	AUD	102,000	BNP Paribas SA	5/14/20	1,389
USD	29,808	AUD	52,000	JPMorgan Chase Bank, N.A.	5/14/20	(2,183)
USD	59,285	AUD	96,000	State Street Bank and Trust Co	5/14/20	225
USD	18,407	AUD	30,000	Goldman Sachs Bank USA	4/2/20	(46)
USD	60,303	CAD	84,000	Citibank, N.A.	5/14/20	587
USD	67,888	CAD	94,000	Goldman Sachs Bank USA	5/14/20	1,063
USD	71,782	CAD	100,000	Goldman Sachs Bank USA	5/14/20	692
USD	42,569	CAD	62,000	Goldman Sachs Bank USA	5/14/20	(1,507)
USD	48,461	CAD	70,000	JPMorgan Chase Bank, N.A.	5/14/20	(1,302)
USD	68,884	CAD	92,000	State Street Bank and Trust Co	5/14/20	3,481
USD	79,290	CAD	115,000	State Street Bank and Trust Co	5/14/20	(2,464)
USD	21,240	CAD	30,000	JPMorgan Chase Bank, N.A.	4/2/20	(78)
USD	35,922,240	EUR	32,887,000	Citibank, N.A.	5/14/20	(409,871)
USD	457,263	EUR	414,000	Citibank, N.A.	5/14/20	(106)
USD	222,694	EUR	200,000	Goldman Sachs Bank USA	5/14/20	1,742
USD	285,881	EUR	257,000	JPMorgan Chase Bank, N.A.	5/14/20	1,959
USD	159,180	EUR	142,000	Royal Bank of Canada	5/14/20	2,305
USD	310,251	EUR	278,000	State Street Bank and Trust Co	5/14/20	3,129
USD	173,552	EUR	161,000	State Street Bank and Trust Co	5/14/20	(4,313)
USD	238,928	GBP	186,000	BNP Paribas SA	5/14/20	7,694
USD	17,947,569	GBP	13,773,000	Citibank, N.A.	5/14/20	825,059
USD	55,980	GBP	46,000	JPMorgan Chase Bank, N.A.	5/14/20	(1,207)
USD	30,305,000	EUR	27,777,421	JPMorgan Chase Bank, N.A.	5/15/20	(383,421)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$41,572
					Unrealized Appreciation	970,563
					Unrealized Depreciation	(928,991)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,900,000	$(47,570)	$53,394	$5,824
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(25,585)	16,429	(9,156)
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 300,000	(3,545)	6,393	2,848

TOTAL CREDIT DEFAULT SWAPS						$(76,700)	$76,216	$(484)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
(0.25%)	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2030	EUR 2,396,000	$48,829	$0	$48,829
0%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2035	EUR 2,260,000	95,110	0	95,110
0.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2040	EUR 1,295,000	76,319	0	76,319

TOTAL INTEREST RATE SWAPS							$220,258	$0	$220,258

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,943,971 or 6.5% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $450,718.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $409,308.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (h) Includes $266,254 of cash collateral to cover margin requirements for futures contracts and centrally cleared OTC swaps.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,413
Total	$3,413

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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